UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 2, 2024

EASTMAN CHEMICAL COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive
Kingsport Tennessee	37662
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMN	New York Stock Exchange
1.875% Notes Due 2026	EMN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of the Stockholders (the “Annual Meeting”) of Eastman Chemical Company (the “Company”) was held on May 2, 2024. There were 117,603,461 shares of common stock outstanding and entitled to be voted, and of those shares 100,589,589 were represented virtually or by proxy, at the Annual Meeting.

Three items of business were considered by stockholders at the Annual Meeting:

•	The election of ten directors to serve until the Annual Meeting of Stockholders in 2025, and until their successors are duly elected and qualified;

•	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and

•	An advisory vote on executive compensation (the “say-on-pay” vote) as disclosed in the 2024 Annual Meeting Proxy Statement (the “Proxy Statement”).

1.	The results of the voting on the election of directors were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Humberto P. Alfonso	86,749,545	4,232,064	124,594	9,483,386
Brett D. Begemann	86,029,861	4,959,829	116,516	9,483,383
Eric L. Butler	90,021,879	968,262	116,070	9,483,378
Mark J. Costa	85,095,830	5,896,740	113,638	9,483,381
Linnie M. Haynesworth	89,792,492	1,201,825	111,890	9,483,382
Julie F. Holder	85,596,942	5,397,798	111,466	9,483,383
Renée J. Hornbaker	86,045,811	4,940,240	120,156	9,483,382
Kim Ann Mink	89,884,078	1,110,493	111,636	9,483,382
James J. O’Brien	88,007,388	2,984,170	114,653	9,483,378
David W. Raisbeck	85,955,513	5,035,331	115,360	9,483,385

Accordingly, each of the ten nominees received a majority of votes cast in favor of that director’s election and was elected.

2.	The results of the voting on the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2024 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
92,779,998	7,700,004	109,587	0

Accordingly, a majority of votes cast on the ratification of the appointment of the independent registered public accounting firm were in favor of the proposal and the appointment of PricewaterhouseCoopers LLP was ratified.

3.	The results of the voting on the advisory “say-on-pay” vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,324,588	22,341,976	439,639	9,483,386

Accordingly, a majority of votes cast in the advisory “say-on-pay” vote were “for” approval of the executive compensation as disclosed in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company

By:	/s/ Michelle R. Stewart
Michelle R. Stewart
Vice President, Chief Accounting Officer and Corporate Controller
Date: May 7, 2024